UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04700

The Gabelli Equity Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: March 31, 2012

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The Gabelli Equity Trust Inc.

First Quarter Report — March 31, 2012

To Our Shareholders,

For the quarter ended March 31, 2012, the net asset value (“NAV”) total return of The Gabelli Equity Trust Inc. (the “Fund”) was 12.1%, compared with total returns of 12.6% and 8.9% for the Standard & Poor’s (“S&P”) 500 Index and the Dow Jones Industrial Average, respectively. The total return for the Fund’s publicly traded shares was 18.1%. On March 31, 2012, the Fund’s NAV per share was $5.69, while the price of the publicly traded shares closed at $5.75 on the New York Stock Exchange (“NYSE”).

Enclosed is the schedule of investments as of March 31, 2012.

Comparative Results

Average Annual Returns through March 31, 2012 (a) (Unaudited)							Since Inception (08/21/86)
	Quarter	1 Year	5 Year	10 Year	20 Year	25 Year

Gabelli Equity Trust
NAV Total Return (b)	12.14%	1.84%	2.53%	7.55%	9.80%	10.06%	10.49%
Investment Total Return (c)	18.10	3.80	1.96	5.23	9.66	10.44	10.18
S&P 500 Index	12.59	8.54	2.01	4.12	8.59	8.95	9.43(d)
Dow Jones Industrial Average	8.85	10.09	4.16	5.02	9.83	10.06	10.74(d)
Nasdaq Composite Index	18.96	12.37	6.02	6.12	8.50	8.20	8.50(d)
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Performance returns for periods of less than one year are not annualized. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. The S&P 500 and the Nasdaq Composite Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the Nasdaq Composite Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, spin-offs, and taxes paid on undistributed long-term capital gains and are net of expenses. Since inception return is based on an initial NAV of $9.34.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings, spin-offs, and taxes paid on undistributed long-term capital gains. Since inception return is based on an initial offering price of $10.00.

(d)	From August 31, 1986, the date closest to the Fund’s inception for which data is available.

The Gabelli Equity Trust Inc.

Portfolio Changes — Quarter Ended March 31, 2012 (Unaudited)

	Shares	Ownership at March 31, 2012
NET PURCHASES
Common Stocks
Agnico-Eagle Mines Ltd.	12,000	30,000
Alcoa Inc.	80,000	130,000
Becton, Dickinson and Co.	1,000	15,000
Cablevision Systems Corp., Cl. A	30,000	1,160,000
Cisco Systems Inc.	30,000	70,000
Citigroup Inc.	17,000	40,000
Collective Brands Inc.	90,000	90,000
Contax Participacoes SA, Preference(a)	33,000	33,000
Corning Inc.	15,000	460,000
Diamond Foods Inc.	20,000	20,000
Donaldson Co. Inc.(b)	186,000	376,000
Emerson Electric Co.	5,000	5,000
Exelon Corp.(c)	9,000	9,000
Gaylord Entertainment Co.	5,000	186,000
Griffon Corp.	17,932	17,932
Huntsman Corp.	25,000	75,000
Janus Capital Group Inc.	93,000	273,000
Jardine Strategic Holdings Ltd.	1,000	11,000
Kaman Corp.	20,000	47,800
Liberty Interactive Corp., Cl. A	30,000	200,000
Loews Corp.	1,000	6,000
MGM Resorts International	20,000	30,000
Monster Worldwide Inc.	53,000	77,000
NII Holdings Inc.	30,000	60,000
Niko Resources Ltd., Toronto	500	500
Nobility Homes Inc.	1,000	10,000
Oi SA, ADR(d)	38,000	38,000
Oi SA, Cl. C, ADR(e)	11,000	11,000
Post Holdings Inc.(f)	32,750	32,750
RPC Inc.(g)	25,000	75,000
Superior Industries International Inc.	9,300	58,300
Telefonos de Mexico SAB de CV, Cl. L(h)	80,000	80,000
Telephone & Data Systems Inc.(i)	610,740	610,740
Terex Corp.	10,000	10,000
The Bank of New York Mellon Corp.	20,000	200,000
The Central Europe and Russia Fund Inc.(j)	5,000	102,000
The Cheesecake Factory Inc.	3,000	13,000
The Estee Lauder Companies Inc., Cl. A(k)	1,000	2,000
The New Germany Fund Inc.(l)	2,756	72,756
The St. Joe Co.	5,000	190,000
Tokyo Broadcasting System Holdings Inc.	3,000	68,000
Tootsie Roll Industries Inc.(m)	3,930	134,930
Tutor Perini Corp.	10,000	10,000
Tyco International Ltd.	12,000	200,000

	Shares	Ownership at March 31, 2012
United States Cellular Corp.	2,600	118,000
Viterra Inc.	100,000	100,000
WR Berkley Corp.	10,000	10,000
Yahoo! Inc.	50,000	430,000

NET SALES
Common Stocks
AMC Networks Inc., Cl. A	(7,000)	285,000
America Movil SAB de CV, Cl. L, ADR	(15,000)	130,000
American Express Co.	(30,000)	465,000
AMETEK Inc.	(15,000)	315,000
Amgen Inc.	(1,000)	36,000
Ampco-Pittsburgh Corp.	(5,000)	152,000
Amphenol Corp., Cl. A	(500)	3,500
Anadarko Petroleum Corp.	(2,000)	32,000
AOL Inc.	(4,000)	15,000
Apache Corp.	(3,000)	60,000
Archer-Daniels-Midland Co.	(3,000)	254,000
Argo Group International Holdings Ltd.	(3,000)	15,000
Artio Global Investors Inc.	(7,000)	38,000
Ashland Inc.	(2,000)	9,000
AutoNation Inc.	(6,000)	71,000
Avon Products Inc.	(15,000)	45,000
Banco Santander SA, ADR	(50,000)	72,000
BBA Aviation plc	(10,447)	612,015
Bel Fuse Inc., Cl. A	(500)	19,000
Biogen Idec Inc.	(500)	31,500
BorgWarner Inc.	(9,000)	69,000
Boston Scientific Corp.	(10,000)	320,000
BP plc, ADR	(11,000)	90,000
Brasil Telecom SA, ADR	(41,500)	-
Brasil Telecom SA, Cl. C, ADR	(14,000)	-
BT Group plc	(50,000)	1,032,000
CBS Corp., Cl. A, Voting	(20,000)	265,000
CH Energy Group Inc.	(3,000)	57,000
Check Point Software Technologies Ltd.	(1,000)	7,000
Christian Dior SA	(500)	16,500
Cincinnati Bell Inc.	(40,000)	620,000
CLARCOR Inc.	(7,000)	143,000
Clear Channel Outdoor Holdings Inc., Cl. A	(31,000)	159,000
ConocoPhillips	(3,000)	208,000
Constellation Brands Inc., Cl. A	(1,000)	58,000
Constellation Energy Group Inc.	(15,000)	-
Contax Participacoes SA, ADR	(168,500)	-
Cooper Industries plc	(4,000)	183,000
Corn Products International Inc.	(3,000)	27,000

The Gabelli Equity Trust Inc.

Portfolio Changes (Continued) — Quarter Ended March 31, 2012 (Unaudited)

	Shares	Ownership at March 31, 2012
Crane Co.	(5,000)	207,000
Danone	(2,000)	222,000
Dean Foods Co.	(10,000)	70,000
Deere & Co.	(5,500)	376,000
Deutsche Bank AG	(23,000)	23,000
Devon Energy Corp.	(10,000)	-
Diageo plc, ADR	(3,000)	199,000
Diebold Inc.	(6,000)	84,000
DIRECTV, Cl. A	(20,000)	485,000
Discovery Communications Inc., Cl. A	(2,000)	82,000
Discovery Communications Inc., Cl. C	(2,000)	82,000
Duke Energy Corp.	(35,000)	70,000
El Paso Electric Co.	(6,000)	236,000
Expedia Inc.	(25,000)	45,000
Ferro Corp.	(10,000)	415,000
Flowserve Corp.	(1,000)	98,000
GATX Corp.	(17,000)	146,000
General Electric Co.	(5,000)	165,000
Genuine Parts Co.	(8,000)	256,000
Gilead Sciences Inc.	(1,000)	3,500
Greif Inc., Cl. A	(8,000)	157,000
Grupo Bimbo SAB de CV, Cl. A.	(250,000)	2,050,000
H&R Block Inc.	(2,000)	20,000
H.B. Fuller Co.	(21,000)	51,000
H.J. Heinz Co.	(12,000)	63,000
Harley-Davidson Inc.	(1,000)	28,000
Heineken NV	(2,000)	44,000
Hellenic Telecommunications Organization SA	(4,000)	36,000
Henry Schein Inc.	(1,000)	28,000
Honeywell International Inc.	(16,000)	389,000
IAC/InterActiveCorp.	(1,000)	71,000
IDEX Corp.	(7,000)	288,000
Il Sole 24 Ore SpA	(20,000)	180,000
Intel Corp.	(4,000)	90,000
Interactive Brokers Group Inc., Cl. A	(1,000)	12,000
International Flavors & Fragrances Inc.	(3,000)	67,000
InterXion Holding NV	(10,000)	40,000
ITT Corp.	(6,000)	129,000
Johnson Controls Inc.	(1,000)	147,000
Kerry Group plc, Cl. A	(2,000)	64,000
Ladbrokes plc	(20,000)	1,380,000
Landauer Inc.	(1,000)	89,000
Las Vegas Sands Corp.	(6,000)	59,000
Leucadia National Corp.	(2,000)	121,000
Liberty Global Inc., Cl. A	(4,000)	84,000

	Shares	Ownership at March 31, 2012
Liberty Global Inc., Cl. C	(4,000)	84,000
Life Technologies Corp.	(1,500)	66,000
LSI Corp.	(10,000)	60,000
Lufkin Industries Inc.	(12,000)	178,000
Macy’s Inc.	(5,000)	377,000
Marsh & McLennan Companies Inc.	(5,000)	135,000
MasterCard Inc., Cl. A	(1,700)	36,500
Mead Johnson Nutrition Co.	(3,000)	40,000
Meredith Corp.	(1,000)	110,000
Midas Inc.	(4,000)	131,000
Modine Manufacturing Co.	(20,000)	240,000
National Fuel Gas Co.	(3,000)	12,000
National Presto Industries Inc.	(800)	6,000
Navistar International Corp.	(5,000)	133,000
Newmont Mining Corp.	(8,000)	156,000
News Corp., Cl. A.	(40,000)	670,000
Noble Corp.	(6,000)	10,000
Northeast Utilities	(25,000)	65,000
Northrop Grumman Corp.	(4,000)	25,000
Onyx Pharmaceuticals Inc.	(20,000)	-
O’Reilly Automotive Inc.	(6,000)	85,000
Progress Energy Inc., CVO(n)	(100,000)	-
Rockwell Automation Inc.	(500)	26,000
Rollins Inc.	(13,000)	1,337,000
Rolls-Royce Holdings plc, Cl. C(o)	(82,800,000)	-
Rowan Companies Inc.	(6,000)	175,000
Sally Beauty Holdings Inc.	(3,000)	47,000
Sensient Technologies Corp.	(17,000)	208,000
Skyline Corp.	(3,000)	27,000
Smiths Group plc	(15,000)	55,000
Sprint Nextel Corp.	(160,000)	750,000
Standard Motor Products Inc.	(15,000)	152,000
Swedish Match AB	(10,000)	845,000
Tele Norte Leste Participacoes SA, ADR	(8,000)	146,000
Telecom Italia SpA	(15,000)	565,000
Telefonos de Mexico SAB de CV, Cl. L, ADR	(4,000)	-
Telephone & Data Systems Inc	(270,000)	-
Telephone & Data Systems Inc., Special	(318,000)	-
The Boeing Co.	(12,000)	156,000
The Greenbrier Companies Inc.	(30,000)	20,000
The Madison Square Garden Co., Cl. A	(5,000)	376,000
Thomas & Betts Corp.	(14,000)	245,000
Time Warner Inc.	(5,000)	220,000
Transocean Ltd.	(2,000)	19,000
TripAdvisor Inc.	(5,000)	100,000
Universal Entertainment Corp.	(8,000)	100,000

The Gabelli Equity Trust Inc.

Portfolio Changes (Continued) — Quarter Ended March 31, 2012 (Unaudited)

	Shares	Ownership at March 31, 2012
Verizon Communications Inc.	(5,000)	150,000
Viacom Inc., Cl. A	(4,000)	290,000
Vivendi SA	(50,000)	320,000
Vodafone Group plc, ADR	(6,000)	65,000
Waddell & Reed Financial Inc., Cl. A	(3,000)	62,000
Walter Energy Inc.	(10,000)	-
Waste Management Inc.	(5,000)	170,000
Watts Water Technologies Inc., Cl. A	(5,000)	150,000
Westar Energy Inc.	(12,000)	205,000
Whole Foods Market Inc.	(1,000)	21,000
William Demant Holding A/S	(2,000)	60,000
WPX Energy Inc.	(20,000)	-
Xerox Corp.	(50,000)	30,000
Yakult Honsha Co. Ltd.	(5,000)	360,000

(a)	Voluntary ADR conversion - 1 share of Contax Participacoes SA Preference (2817220) for every 5 shares of Contax Participacoes SA, ADR (21076X102) held. 700 shares were sold after the conversion.
(b)	Stock Split - 2 shares for every 1 share held. 2,000 shares were sold prior to the stock split.
(c)	Merger - 0.93 shares of Exelon Corp. for every 1 share of Constellation Energy Group Inc. held. 4,950 shares were sold after the merger.
(d)	Name and identifier change from Brasil Telecom SA, ADR (10553M101) to Oi SA, ADR (670851203). 3,500 shares were sold after the name and identifier change.
(e)	Name and identifier change from Brasil Telecom SA, Cl. C, ADR (10553M200) to Oi SA, Cl. C, ADR (670851104). 3,000 shares were sold after the name and identifier change.
(f)	Spin-off - 0.5 shares of Post Holdings Inc. for every 1 share of Ralcorp Holdings Inc. held.
(g)	Stock Split - 3 shares for every 2 shares held.
(h)	Exchange - 20 shares of Telefonos de Mexico SAB de CV, Cl. L (2881689) for every 1 share of Telefonos de Mexico SAB de CV, Cl. L, ADR (879403780) held.
(i)

Merger - 1.087 shares of Telephone & Data Systems Inc. (879433829) for every 1 share of Telephone & Data Systems Inc. (879433100) held and 1 share of Telephone & Data Systems Inc. (879433829) for every 1 share of Telephone & Data Systems Inc., Special (879433860) held. 750 shares were sold after the merger.

(j)	Dividend Reinvestment - Based on 98,000 shares held on ex-date 12/28/11. $2.486 cash per share held and reinvested at $32.61 per share. 2,471 shares were sold after the dividend reinvestment.
(k)	Stock Split - 2 shares for every 1 share held.
(l)	Dividend Reinvestment - $0.5454 cash per share held and reinvested at $13.85 per share.
(m)	Stock Dividend - 0.03 share for every 1 share held.
(n)	Tender Offer - $0.75 for every 1 share held.
(o)	Tender Offer - £0.001 for every 1 share held.

The Gabelli Equity Trust Inc.

Schedule of Investments — March 31, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 99.6%
	Food and Beverage — 12.1%
130,000	Beam Inc.	$7,614,100
35,000	Brown-Forman Corp., Cl. A	2,851,100
6,250	Brown-Forman Corp., Cl. B	521,188
75,000	Campbell Soup Co.	2,538,750
15,000	Coca-Cola Enterprises Inc.	429,000
58,000	Constellation Brands Inc., Cl. A†	1,368,220
27,000	Corn Products International Inc.	1,556,550
222,000	Danone	15,485,136
599,000	Davide Campari - Milano SpA	4,078,335
70,000	Dean Foods Co.†	847,700
199,000	Diageo plc, ADR	19,203,500
20,000	Diamond Foods Inc.	456,400
100,000	Dr Pepper Snapple Group Inc.	4,021,000
72,000	Flowers Foods Inc.	1,466,640
83,000	Fomento Economico Mexicano SAB de CV, ADR	6,828,410
40,000	General Mills Inc.	1,578,000
2,050,000	Grupo Bimbo SAB de CV, Cl. A	4,784,583
63,000	H.J. Heinz Co.	3,373,650
44,000	Heineken NV	2,445,618
110,000	ITO EN Ltd.	1,973,541
14,000	Kellogg Co.	750,820
64,000	Kerry Group plc, Cl. A	2,960,189
160,000	Kraft Foods Inc., Cl. A	6,081,600
11,500	LVMH Moet Hennessy Louis Vuitton SA	1,976,253
70,000	Morinaga Milk Industry Co. Ltd.	274,858
25,000	Nestlé SA	1,573,059
210,000	PepsiCo Inc.	13,933,500
46,000	Pernod-Ricard SA	4,809,880
32,750	Post Holdings Inc.†	1,078,458
65,500	Ralcorp Holdings Inc.†	4,852,895
40,673	Remy Cointreau SA	4,133,534
680,000	Sara Lee Corp.	14,640,400
65,000	The Coca-Cola Co.	4,810,650
20,000	The Hain Celestial Group Inc.†	876,200
2,000	The J.M. Smucker Co.	162,720
134,930	Tootsie Roll Industries Inc.	3,091,246
67,000	Tyson Foods Inc., Cl. A	1,283,050
100,000	Viterra Inc.	1,595,067
360,000	Yakult Honsha Co. Ltd.	12,374,048

		164,679,848

	Cable and Satellite — 7.6%
285,000	AMC Networks Inc., Cl. A†	12,719,550
1,160,000	Cablevision Systems Corp., Cl. A(a)	17,028,800
90,000	Comcast Corp., Cl. A, Special	2,655,900
485,000	DIRECTV, Cl. A†	23,929,900
100,000	DISH Network Corp., Cl. A	3,293,000
30,740	EchoStar Corp., Cl. A†	865,024
84,000	Liberty Global Inc., Cl. A†	4,206,720
84,000	Liberty Global Inc., Cl. C†	4,022,760

Shares		Market Value
481,690	Rogers Communications Inc., Cl. B, New York	$19,123,093
19,310	Rogers Communications Inc., Cl. B, Toronto	766,631
118,000	Scripps Networks Interactive Inc., Cl. A	5,745,420
154,000	Shaw Communications Inc., Cl. B, New York	3,257,100
40,000	Shaw Communications Inc., Cl. B, Non-Voting, Toronto	846,559
67,000	Time Warner Cable Inc.	5,460,500

		103,920,957

	Financial Services — 7.2%
465,000	American Express Co.(a)	26,904,900
15,000	Argo Group International Holdings Ltd.	448,050
38,000	Artio Global Investors Inc.	181,260
72,000	Banco Santander SA, ADR	552,240
128	Berkshire Hathaway Inc., Cl. A†	15,603,200
10,000	Calamos Asset Management Inc., Cl. A	131,100
40,000	Citigroup Inc.	1,462,000
23,000	Deutsche Bank AG	1,145,170
10,000	Fortress Investment Group LLC, Cl. A	35,600
20,000	H&R Block Inc.	329,400
12,000	Interactive Brokers Group Inc., Cl. A	204,000
273,000	Janus Capital Group Inc.	2,432,430
49,088	JPMorgan Chase & Co.	2,257,066
30,000	Kinnevik Investment AB, Cl. A	698,328
121,000	Legg Mason Inc.	3,379,530
121,000	Leucadia National Corp.	3,158,100
6,000	Loews Corp.	239,220
135,000	Marsh & McLennan Companies Inc.	4,426,650
11,000	Moody’s Corp.	463,100
22,000	Och-Ziff Capital Management Group LLC, Cl. A	204,160
120,000	State Street Corp.	5,460,000
20,000	SunTrust Banks Inc.	483,400
140,000	T. Rowe Price Group Inc.	9,142,000
200,000	The Bank of New York Mellon Corp.	4,826,000
40,000	The Charles Schwab Corp.	574,800
14,500	The Dun & Bradstreet Corp.	1,228,585
62,000	Waddell & Reed Financial Inc., Cl. A	2,009,420
270,000	Wells Fargo & Co.	9,217,800
10,000	WR Berkley Corp.	361,200

		97,558,709

	Energy and Utilities — 6.6%
32,000	Anadarko Petroleum Corp.	2,506,880
60,000	Apache Corp.	6,026,400
90,000	BP plc, ADR	4,050,000
57,000	CH Energy Group Inc.	3,803,610
29,000	CMS Energy Corp.	638,000
208,000	ConocoPhillips	15,810,080
35,000	CONSOL Energy Inc.	1,193,500
70,000	Duke Energy Corp.	1,470,700
220,000	El Paso Corp.	6,501,000
236,000	El Paso Electric Co.	7,667,640
9,000	Exelon Corp.	352,890

See accompanying notes to schedule of investments.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Energy and Utilities (Continued)
75,000	Exxon Mobil Corp.	$6,504,750
15,000	GenOn Energy Inc.†	31,200
140,000	GenOn Energy Inc., Escrow†(b)	0
198,000	Halliburton Co.	6,571,620
12,000	Marathon Oil Corp.	380,400
6,000	Marathon Petroleum Corp.	260,160
12,000	National Fuel Gas Co.	577,440
22,000	NextEra Energy Inc.	1,343,760
2,000	Niko Resources Ltd., OTC	69,820
500	Niko Resources Ltd., Toronto	17,590
5,000	NiSource Inc.	121,750
10,000	Noble Corp.	374,700
65,000	Northeast Utilities	2,412,800
38,000	Oceaneering International Inc.	2,047,820
175,000	Rowan Companies Inc.†	5,762,750
75,000	RPC Inc.	795,750
5,000	SJW Corp.	120,600
20,000	Southwest Gas Corp.	854,800
127,000	Spectra Energy Corp.	4,006,850
60,000	The AES Corp.†	784,200
19,000	Transocean Ltd.	1,039,300
205,000	Westar Energy Inc.	5,725,650

		89,824,410

	Equipment and Supplies — 6.3%
315,000	AMETEK Inc.	15,280,650
3,500	Amphenol Corp., Cl. A	209,195
94,000	CIRCOR International Inc.	3,127,380
376,000	Donaldson Co. Inc.	13,434,480
98,000	Flowserve Corp.	11,319,980
22,000	Franklin Electric Co. Inc.	1,079,540
60,000	Gerber Scientific Inc., Escrow†(b)	600
76,484	GrafTech International Ltd.†	913,219
288,000	IDEX Corp.	12,133,440
40,000	Ingersoll-Rand plc	1,654,000
178,000	Lufkin Industries Inc.	14,355,700
11,000	Mueller Industries Inc.	499,950
2,000	Sealed Air Corp.	38,620
68,000	Tenaris SA, ADR	2,599,640
20,000	The Greenbrier Companies Inc.†	395,800
4,000	The Manitowoc Co. Inc.	55,440
70,000	The Weir Group plc	1,975,048
150,000	Watts Water Technologies Inc., Cl. A	6,112,500

		85,185,182

	Diversified Industrial — 6.2%
3,000	Acuity Brands Inc.	188,490
152,000	Ampco-Pittsburgh Corp.	3,059,760
30,000	Brunswick Corp.	772,500
183,000	Cooper Industries plc	11,702,850
207,000	Crane Co.	10,039,500

Shares		Market Value
165,000	General Electric Co.	$3,311,550
157,000	Greif Inc., Cl. A	8,779,440
15,000	Greif Inc., Cl. B	851,550
17,932	Griffon Corp.	191,872
389,000	Honeywell International Inc.	23,748,450
129,000	ITT Corp.	2,959,260
11,000	Jardine Strategic Holdings Ltd.	335,610
1,000	Kennametal Inc.	44,530
30,000	Material Sciences Corp.†	247,500
95,000	Park-Ohio Holdings Corp.†	1,904,750
1,000	Pentair Inc.	47,610
55,000	Smiths Group plc	925,464
15,400	Sulzer AG.	2,188,789
10,000	Terex Corp.†	225,000
30,000	Trinity Industries Inc.	988,500
200,000	Tyco International Ltd.	11,236,000

		83,748,975

	Entertainment — 5.0%
2,002	Chestnut Hill Ventures†(b)	171,246
82,000	Discovery Communications Inc., Cl. A†	4,149,200
82,000	Discovery Communications Inc., Cl. C†	3,844,160
500	DreamWorks Animation SKG Inc., Cl. A†	9,225
645,000	Grupo Televisa SA, ADR	13,596,600
7,000	Regal Entertainment Group, Cl. A	95,200
32,000	Societe d’Edition de Canal +	202,723
376,000	The Madison Square Garden Co., Cl. A†	12,859,200
220,000	Time Warner Inc.	8,305,000
68,000	Tokyo Broadcasting System Holdings Inc.	1,013,797
100,000	Universal Entertainment Corp.	2,242,358
290,000	Viacom Inc., Cl. A	15,071,300
320,000	Vivendi SA	5,872,578

		67,432,587

	Consumer Products — 4.1%
45,000	Avon Products Inc.	871,200
16,500	Christian Dior SA	2,531,809
24,000	Church & Dwight Co. Inc.	1,180,560
94,000	Energizer Holdings Inc.†	6,972,920
2,100	Givaudan SA†	2,023,928
60,000	Hanesbrands Inc.†	1,772,400
28,000	Harley-Davidson Inc.	1,374,240
4,000	Jarden Corp.	160,920
7,000	Mattel Inc.	235,620
6,000	National Presto Industries Inc.	455,160
10,000	Oil-Dri Corp. of America	212,900
55,000	Reckitt Benckiser Group plc	3,108,045
32,400	Svenska Cellulosa AB, Cl. B	561,238
845,000	Swedish Match AB	33,642,643
9,000	The Clorox Co.	618,750
2,000	The Estee Lauder Companies Inc., Cl. A	123,880

		55,846,213

See accompanying notes to schedule of investments.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Health Care — 3.9%
10,000	Abbott Laboratories	$612,900
13,000	Allergan Inc.	1,240,590
36,000	Amgen Inc.	2,447,640
25,000	Baxter International Inc.	1,494,500
15,000	Becton, Dickinson and Co.	1,164,750
31,500	Biogen Idec Inc.†	3,968,055
320,000	Boston Scientific Corp.†	1,913,600
85,000	Bristol-Myers Squibb Co.	2,868,750
49,000	Covidien plc	2,679,320
3,500	Gilead Sciences Inc.†	170,975
28,000	Henry Schein Inc.†	2,119,040
22,000	Hospira Inc.†	822,580
40,000	Johnson & Johnson	2,638,400
66,000	Life Technologies Corp.†	3,222,120
40,000	Mead Johnson Nutrition Co.	3,299,200
100,000	Merck & Co. Inc.	3,840,000
9,600	Nobel Biocare Holding AG†	120,066
97,000	Novartis AG, ADR	5,374,770
94,000	UnitedHealth Group Inc.	5,540,360
4,000	Waters Corp.†	370,640
12,000	Watson Pharmaceuticals Inc.†	804,720
60,000	William Demant Holding A/S†	5,591,899
7,000	Zimmer Holdings Inc.	449,960

		52,754,835

	Automotive: Parts and Accessories — 3.8%
69,000	BorgWarner Inc.†	5,819,460
143,000	CLARCOR Inc.	7,019,870
215,000	Dana Holding Corp.	3,332,500
256,000	Genuine Parts Co.	16,064,000
147,000	Johnson Controls Inc.	4,774,560
131,000	Midas Inc.†	1,503,880
240,000	Modine Manufacturing Co.†	2,119,200
85,000	O’Reilly Automotive Inc.†	7,764,750
152,000	Standard Motor Products Inc.	2,696,480
58,300	Superior Industries International Inc.	1,139,182

		52,233,882

	Telecommunications — 3.8%
65,000	BCE Inc.	2,603,900
1,032,000	BT Group plc	3,737,121
7,040,836	Cable & Wireless Jamaica Ltd.(c)	12,982
620,000	Cincinnati Bell Inc.†	2,492,400
130,000	Deutsche Telekom AG, ADR	1,566,500
36,000	Hellenic Telecommunications Organization SA	153,163
15,000	Hellenic Telecommunications Organization SA, ADR	32,250
95,000	Koninklijke KPN NV	1,045,039
60,000	NII Holdings Inc.†	1,098,600
38,000	Oi SA, ADR	604,200
11,000	Oi SA, Cl. C, ADR	69,630

Shares		Market Value
750,000	Sprint Nextel Corp.†	$2,137,500
146,000	Tele Norte Leste Participacoes SA, ADR	1,657,100
25,000	Telecom Argentina SA, ADR	443,000
565,000	Telecom Italia SpA	671,785
88,253	Telefonica Brasil SA, ADR	2,703,189
582,000	Telefonica SA, ADR	9,550,620
80,000	Telefonos de Mexico SAB de CV, Cl. L	63,531
610,740	Telephone & Data Systems Inc.	14,138,631
15,000	TELUS Corp.	870,420
150,000	Verizon Communications Inc.	5,734,500

		51,386,061

	Consumer Services — 3.0%
45,000	Expedia Inc.	1,504,800
71,000	IAC/InterActiveCorp.	3,485,390
200,000	Liberty Interactive Corp., Cl. A†	3,818,000
1,337,000	Rollins Inc.	28,451,360
100,000	TripAdvisor Inc.†	3,567,000

		40,826,550

	Machinery — 2.9%
15,000	Caterpillar Inc.	1,597,800
12,000	CNH Global NV†	476,400
376,000	Deere & Co.(a)	30,418,400
270,000	Xylem Inc.	7,492,500

		39,985,100

	Retail — 2.8%
71,000	AutoNation Inc.†	2,436,010
100	AutoZone Inc.†	37,180
27,000	Coldwater Creek Inc.†	31,320
90,000	Collective Brands Inc.†	1,769,400
40,000	Costco Wholesale Corp.	3,632,000
120,000	CVS Caremark Corp.	5,376,000
43,000	HSN Inc.	1,635,290
377,000	Macy’s Inc.	14,978,210
47,000	Sally Beauty Holdings Inc.†	1,165,600
13,000	The Cheesecake Factory Inc.†	382,070
59,000	Walgreen Co.	1,975,910
39,000	Wal-Mart Stores Inc.	2,386,800
21,000	Whole Foods Market Inc.	1,747,200

		37,552,990

	Aerospace and Defense — 2.6%
612,015	BBA Aviation plc	2,094,869
240,000	Exelis Inc.	3,004,800
4,000	Huntington Ingalls Industries Inc.†	160,960
47,800	Kaman Corp.	1,622,810
3,000	Lockheed Martin Corp.	269,580
25,000	Northrop Grumman Corp.	1,527,000
1,200,000	Rolls-Royce Holdings plc	15,585,411
156,000	The Boeing Co.(a)	11,601,720

		35,867,150

See accompanying notes to schedule of investments.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Business Services — 2.3%
3,500	Ascent Capital Group Inc., Cl. A†	$165,515
159,000	Clear Channel Outdoor Holdings Inc., Cl. A†	1,268,820
33,000	Contax Participacoes SA, Preference	377,644
84,000	Diebold Inc.	3,235,680
5,230	Edenred	157,363
200,000	G4S plc	871,721
18,000	Jardine Matheson Holdings Ltd.	900,000
89,000	Landauer Inc.	4,718,780
36,500	MasterCard Inc., Cl. A	15,349,710
77,000	Monster Worldwide Inc.†	750,750
315,000	The Interpublic Group of Companies Inc.	3,594,150
4,000	Visa Inc., Cl. A	472,000

		31,862,133

	Publishing — 2.3%
180,000	Il Sole 24 Ore SpA†	182,811
135,000	Media General Inc., Cl. A†	693,900
110,000	Meredith Corp.	3,570,600
670,000	News Corp., Cl. A	13,192,300
355,000	News Corp., Cl. B	7,092,900
27,000	The E.W. Scripps Co., Cl. A†	266,490
116,000	The McGraw-Hill Companies Inc.	5,622,520

		30,621,521

	Aviation: Parts and Services — 2.1%
320,000	Curtiss-Wright Corp.	11,843,200
275,000	GenCorp Inc.†	1,952,500
86,200	Precision Castparts Corp.	14,903,980

		28,699,680

	Communications Equipment — 1.9%
70,000	Cisco Systems Inc.	1,480,500
460,000	Corning Inc.	6,476,800
245,000	Thomas & Betts Corp.†	17,617,950

		25,575,250

	Hotels and Gaming — 1.8%
20,000	Accor SA	714,067
186,000	Gaylord Entertainment Co.†	5,728,800
70,000	Genting Singapore plc†	94,945
8,000	Hyatt Hotels Corp., Cl. A†	341,760
32,000	Interval Leisure Group Inc.	556,800
1,380,000	Ladbrokes plc	3,533,877
59,000	Las Vegas Sands Corp.	3,396,630
3,600,000	Mandarin Oriental International Ltd.	5,814,000
90,000	MGM China Holdings Ltd.	164,341
30,000	MGM Resorts International†	408,600
32,000	Orient-Express Hotels Ltd., Cl. A†	326,400
40,000	Pinnacle Entertainment Inc.†	460,400
34,000	Starwood Hotels & Resorts Worldwide Inc.	1,917,940
200,000	The Hongkong & Shanghai Hotels Ltd.	271,970

Shares		Market Value
2,000	Wynn Resorts Ltd.	$249,760

		23,980,290

	Specialty Chemicals — 1.7%
9,000	Ashland Inc.	549,540
24,000	E. I. du Pont de Nemours and Co.	1,269,600
415,000	Ferro Corp.†	2,465,100
4,000	FMC Corp.	423,440
51,000	H.B. Fuller Co.	1,674,330
75,000	Huntsman Corp.	1,050,750
67,000	International Flavors & Fragrances Inc.	3,926,200
267,000	Omnova Solutions Inc.†	1,802,250
208,000	Sensient Technologies Corp.	7,904,000
1,000	SGL Carbon SE†	45,806
100,000	Zep Inc.	1,440,000

		22,551,016

	Broadcasting — 1.3%
265,000	CBS Corp., Cl. A, Voting	9,068,300
2,000	Cogeco Inc.	108,757
6,666	Corus Entertainment Inc., Cl. B, Non-Voting, Toronto	158,722
22,334	Corus Entertainment Inc., Cl. B, OTC	531,192
30,000	Gray Television Inc.†	56,700
80,000	Liberty Media Corp. - Liberty Capital, Cl. A†	7,052,000
24,000	LIN TV Corp., Cl. A†	97,200
100,000	Television Broadcasts Ltd.	674,131

		17,747,002

	Electronics — 1.2%
19,000	Bel Fuse Inc., Cl. A	369,930
5,000	Emerson Electric Co.	260,900
4,000	Hitachi Ltd., ADR	258,760
90,000	Intel Corp.	2,529,900
36,342	Koninklijke Philips Electronics NV	739,566
60,000	LSI Corp.†	520,800
2,400	Mettler-Toledo International Inc.†	443,400
20,000	Molex Inc., Cl. A	469,000
2,000	Rovi Corp.†	65,100
55,000	TE Connectivity Ltd.	2,021,250
270,000	Texas Instruments Inc.	9,074,700

		16,753,306

	Metals and Mining — 1.1%
30,000	Agnico-Eagle Mines Ltd.	1,001,400
130,000	Alcoa Inc.	1,302,600
64,000	Barrick Gold Corp.	2,782,720
18,000	Freeport-McMoRan Copper & Gold Inc.	684,720
54,000	Ivanhoe Mines Ltd.†	849,960
50,000	New Hope Corp. Ltd.	273,983
156,000	Newmont Mining Corp.	7,998,120

		14,893,503

See accompanying notes to schedule of investments.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Wireless Communications — 1.1%
130,000	America Movil SAB de CV, Cl. L, ADR	$3,227,900
7,000	Millicom International Cellular SA, SDR	793,555
1,500	NTT DoCoMo Inc.	2,490,033
54,075	Tim Participacoes SA, ADR	1,744,460
118,000	United States Cellular Corp.†	4,829,740
65,000	Vodafone Group plc, ADR	1,798,550

		14,884,238

	Environmental Services — 0.9%
210,000	Republic Services Inc.	6,417,600
170,000	Waste Management Inc.	5,943,200

		12,360,800

	Computer Software and Services — 0.8%
15,000	AOL Inc.†	284,550
7,000	Check Point Software Technologies Ltd.	446,880
40,000	InterXion Holding NV†	718,000
65,000	NCR Corp.†	1,411,150
26,000	Rockwell Automation Inc.	2,072,200
430,000	Yahoo! Inc.†	6,544,600

		11,477,380

	Agriculture — 0.8%
254,000	Archer-Daniels-Midland Co.	8,041,640
20,000	Monsanto Co.	1,595,200
15,000	Syngenta AG, ADR†	1,032,450
10,000	The Mosaic Co.	552,900

		11,222,190

	Automotive — 0.7%
40,000	Ford Motor Co.	499,600
15,000	General Motors Co.†	384,750
133,000	Navistar International Corp.†	5,379,850
81,000	PACCAR Inc.	3,793,230

		10,057,430

	Transportation — 0.4%
146,000	GATX Corp.	5,883,800

	Closed-End Funds — 0.4%
30,000	Royce Value Trust Inc.	416,400
102,000	The Central Europe and Russia Fund Inc.	3,572,040
72,756	The New Germany Fund Inc.	1,097,161

		5,085,601

	Real Estate — 0.4%
55,500	Griffin Land & Nurseries Inc.	1,465,755
190,000	The St. Joe Co.†	3,611,900

		5,077,655

	Building and Construction — 0.2%
139,692	Fortune Brands Home & Security Inc.†	3,083,002

Shares		Market Value
10,000	Tutor Perini Corp.†	$155,800

		3,238,802

	Real Estate Investment Trusts — 0.1%
2,000	Camden Property Trust	131,500
34,000	Rayonier Inc.	1,499,060

		1,630,560

	Computer Hardware — 0.1%
15,000	SanDisk Corp.†	743,850
30,000	Xerox Corp.	242,400

		986,250

	Manufactured Housing and Recreational Vehicles — 0.1%
6,400	Martin Marietta Materials Inc.	548,032
10,000	Nobility Homes Inc.†	77,500
27,000	Skyline Corp.	206,550

		832,082

	TOTAL COMMON STOCKS	1,354,223,938

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Telecommunications — 0.1%
22,500	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	934,200

	WARRANTS — 0.0%
	Retail — 0.0%
150,000	Talbots Inc., expire 04/06/15†	4,500

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.1%
	Diversified Industrial — 0.1%
$2,000,000	Griffon Corp., Sub. Deb. Cv. 4.000%, 01/15/17(d)	2,040,000

	U.S. GOVERNMENT OBLIGATIONS — 0.2%
3,028,000	U.S. Treasury Bills,
	0.061% to 0.130%††,
	06/28/12 to 09/20/12	3,026,582

	TOTAL INVESTMENTS — 100.0% (Cost $840,700,547)	$1,360,229,220

Number of Contracts		Expiration Date	Unrealized Depreciation
	FUTURES CONTRACTS — SHORT POSITION
555	S & P 500 E-Mini Futures(e)	06/15/12	$(1,487,831)

See accompanying notes to schedule of investments.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — March 31, 2012 (Unaudited)

Aggregate tax cost	$840,700,547

Gross unrealized appreciation	$573,371,217
Gross unrealized depreciation	(53,842,544)

Net unrealized appreciation/depreciation	$519,528,673

(a)	Securities, or a portion thereof, with a value of $42,386,200 were pledged as collateral for futures contracts.
(b)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At March 31, 2012, the market value of fair valued securities amounted to $171,846 or 0.01% of total investments.

(c)

At March 31, 2012, the Fund held an investment in a restricted security amounting to $12,982 or 0.00% of total investments, which was valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	03/31/12 Carrying Value Per Unit
7,040,836	Cable & Wireless Jamaica Ltd.	09/30/93	$128,658	$0.0018

(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the market value of the Rule 144A security amounted to $2,040,000 or 0.15% of total investments.
(e)	At March 31, 2012, the Fund had entered into futures contracts with UBS AG.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	80.8%	$1,099,402,909
Europe	14.3	194,782,256
Latin America	2.7	36,887,679
Japan	1.5	20,627,396
Asia/Pacific	0.7	8,528,980

Total Investments	100.0%	$1,360,229,220

See accompanying notes to schedule of investments.

The Gabelli Equity Trust Inc.

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

• Level 1	—	quoted prices in active markets for identical securities;
• Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
• Level 3	—	significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The Gabelli Equity Trust Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of March 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 3/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Utilities	$89,824,410	—	$0	$89,824,410
Equipment and Supplies	85,184,582	—	600	85,185,182
Entertainment	67,261,341	—	171,246	67,432,587
Telecommunications	51,373,079	$12,982	—	51,386,061
Other Industries(a)	1,060,395,698	—	—	1,060,395,698
Total Common Stocks	1,354,039,110	12,982	171,846	1,354,223,938
Convertible Preferred Stocks(a)	934,200	—	—	934,200
Warrants(a)	4,500	—	—	4,500
Convertible Corporate Bonds(a)	—	2,040,000	—	2,040,000
U.S. Government Obligations	—	3,026,582	—	3,026,582
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,354,977,810	$5,079,564	$171,846	$1,360,229,220
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Depreciation):* EQUITY CONTRACTS
Futures Contracts Sold(b)	$(1,487,831)	$—	$—	$(1,487,831)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
(b)	Represents cumulative unrealized depreciation of futures contracts as reported in the SOI.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have transfers between Level 1 and Level 2 during the period ended March 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Quantitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which

The Gabelli Equity Trust Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of March 31, 2012, refer to the Schedule of Investments.

The Gabelli Equity Trust Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at March 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. At March 31, 2012, the Fund held no investments in equity contract for difference swap agreements.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Open positions in futures contracts at March 31, 2012 are reflected within the Schedule of Investments.

The Gabelli Equity Trust Inc.

Notes to Schedule of Investments (Unaudited) (Continued)

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

At December 31, 2011, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than begin considered all short-term as under previous law.

Capital Loss Carryforward Available through 2016	$1,756,451
Capital Loss Carryforward Available through 2017	53,348,591
Capital Loss Carryforward Available through 2018	13,356,222

Total Capital Loss Carryforwards	$68,461,264

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Equity Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Equity Trust Inc.

c/o Computershare

P.O. Box 43010

Providence, RI 02940-3010

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI EQUITY TRUST INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Equity Trust Inc. (the “Fund”) is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent —we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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DIRECTORS AND OFFICERS

THE GABELLI EQUITY TRUST INC.

One Corporate Center, Rye, NY 10580-1422

Directors	Officers

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

Dr. Thomas E. Bratter

President & Founder, John Dewey Academy

Anthony J. Colavita

President, Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Frank J. Fahrenkopf, Jr.

President & Chief Executive Officer,

American Gaming Association

Arthur V. Ferrara

Former Chairman & Chief Executive Officer,

Guardian Life Insurance Company of America

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus, Pace University

Bruce N. Alpert

President and Acting Chief Compliance Officer

Agnes Mullady

Treasurer & Secretary

Carter W. Austin

Vice President

Molly A.F. Marion

Vice President & Ombudsman

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

The Bank of New York Mellon

Counsel

Willkie Farr & Gallagher LLP

Transfer Agent and Registrar

Computershare Trust Company, N.A.

Stock Exchange Listing

Salvatore J. Zizza			5.875%	6.20%
Chairman, Zizza & Associates Corp.		Common	Preferred	Preferred
	NYSE–Symbol:	GAB	GAB PrD	GAB PrF
	Shares Outstanding:	185,376,493	2,363,860	5,850,402

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGABX.”

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Gabelli Equity Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 5/30/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 5/30/12

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 5/30/12

*	Print the name and title of each signing officer under his or her signature.